Earnings per share	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Earnings per share	Earnings per share
The Company is required to present basic earnings per share and diluted earnings per share in accordance with ASC 260. Earnings per share are based on the weighted average number of shares outstanding during the period after consideration of the dilutive effect, if any, for common stock equivalents, including stock options and restricted share units. Basic earnings per common share are computed by dividing net income available to common shareholders by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per common share are computed by dividing net income by the weighted average number of shares of common stock outstanding and dilutive securities outstanding during the period under the treasury method.

The following table sets forth the computation of basic and diluted net income per common share attributable to Arcos Dorados Holdings Inc. for all years presented:

	For the fiscal years ended December 31,
	2022	2021	2020
Net income (loss) attributable to Arcos Dorados Holdings Inc. available to common shareholders	$140,343	$45,486	$(149,451)
Weighted-average number of common shares outstanding - Basic (i)	210,552,173	210,386,761	208,378,442
Incremental shares from vesting of restricted share units	74,925	154,802	287,965
Weighted-average number of common shares outstanding - Diluted	210,627,098	210,541,563	208,666,407

Basic net income (loss) per common share attributable to Arcos Dorados Holdings Inc.	$0.67	$0.22	$(0.72)
Diluted net income (loss) per common share attributable to Arcos Dorados Holdings Inc.	$0.67	$0.22	$(0.72)

(i) Stock dividends distributed in 2021 is included within the weighted-average number of common shares for the fiscal year ended December 31, 2021.